As filed with the Securities and Exchange Commission on March 8, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10261

Pearl Mutual Funds
(Exact name of registrant as specified in charter)

2610 Park Avenue
P.O. Box 209
Muscatine, Iowa  52761
(Address of principal executive offices)

Copies to:
Richard R. Phillips 2610 Park Avenue P. O. Box 209 Muscatine, Iowa 52761	Eric S. Purple K&L Gates LLP 1601 K Street, NW Washington, DC 20006
(Name and address of agent for service)

Registrant's telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders.

Pearl Mutual Funds

Pearl Total Return Fund – PFTRX
Pearl Aggressive Growth Fund – PFAGX

Annual Report

December 31, 2011

www.pearlfunds.com

Pearl Funds

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

PEARL MUTUAL FUNDS

PFTRX — Pearl Total Return Fund                                                                          PFAGX — Pearl Aggressive Growth Fund

2011 Annual Report

Page
News for Pearl Shareholders	1
Performance Review	2 - 3
Investment Strategy	3 - 5
Investment Management Team	5
Pearl Total Return Fund Overview	6 - 7
Pearl Aggressive Growth Fund Overview	8 - 9
Understanding Your Expenses	10 - 11
General Information	11 - 13
Trustees and Officers	14 - 16
Board Approval of Existing Advisory Agreement	17 - 20
Report of Independent Registered Public Accounting Firm	21
Pearl Total Return Fund Financial Statements	22 - 24
Pearl Total Return Fund Financial Highlights	25
Pearl Aggressive Growth Fund Financial Statements	26 -28
Pearl Aggressive Growth Fund Financial Highlights	29
Notes to Financial Statements	30

IRA Contribution Limits for 2012 (IRA – Individual Retirement Account, all types)
● ● ●
You may contribute $5,000 to your IRA in 2012.

The 2012 limit is $6,000 if you are age 50 or over.
The extra $1,000 is called a catch-up contribution.

These limits apply to both Roth and Traditional IRAs.

IRA contribution limits may be different in future years.

E-mail: info@pearlfunds.com	866-747-9030 (Toll-Free)	563-288-2773	Fax: 563-288-4101

February 23, 2012

Chairman of the Board
Dr. James P. Stein

President
Richard R. Phillips

Senior Counsel
David M. Stanley

Vice President
Christopher S. Ingstad

Investment Manager
Robert H. Solt

Portfolio Management Associate
Karen M. Brookhart

Compliance Associate
Peggy A. Cherrier

Controller
Renata R. LaMar

Chief Compliance Officer
Anthony J. Toohill

Board of Trustees
John W. Axel
Douglas B. Coder
Dr. David N. DeJong
David L. Evans
Robert H. Solt
David M. Stanley
Dr. James P. Stein

News for Pearl Shareholders:
●
On or about September 28, 2012, both Pearl Funds will liquidate and will distribute the net assets to the shareholders, as we told you in our December 19 letter to shareholders.  At www.pearlfunds.com you can see that letter and the Funds’ Prospectus Supplement dated December 19, 2011 (also available on the SEC's EDGAR database).  Both Funds continue seeking to invest wisely for our shareholders.  Existing shareholders of each Fund can purchase shares of that Fund until 3 p.m. Central time on April 30, 2012.

●	UPDATE: At February 23, 2012, Pearl Total Return Fund was up 8.03% year-to-date. Pearl Aggressive Growth Fund was up 14.44% year-to-date.
●	Pearl Total Return Fund was down 6.71% during 2011. Pearl Aggressive Growth Fund was down 16.15% during 2011.
●
During the 5 years through December 31, 2011, Pearl Total Return was down 8.71%; Pearl Aggressive Growth was down 13.69%; and the 3 comparison indexes were down 3.71% on average: Dow Jones Wilshire 5000 up 1.41%, MSCI World down 11.30%, S&P 500 down 1.24% (not annualized).

●
During the 10 years through December 31, 2011, Pearl Total Return Fund was up 73.90%; Pearl Aggressive Growth Fund was up 85.54%; and the 3 comparison indexes were up 40.89% on average: Dow Jones Wilshire 5000 up 46.61%, MSCI World up 42.70%, and S&P 500 up 33.35% (not annualized).

●	Pearl Total Return and Pearl Aggressive Growth both outperformed all 3 comparison indexes for the 10 years through December 31, 2011.
●	All Pearl performance figures are net ― after deducting all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.
●
Both Pearl Funds are no-load:  no sales charge, commission, or redemption fee (except each Fund receives a 2% fee on redemption of shares owned for 30 days or less).  Also, both Funds are no-load investors; they make all of their investments with no transaction costs.  See page 3.

Please consider all of the Prospectus and this report. Figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds. www.pearlfunds.com has more information. Please call, e-mail, or write to us. We are here to help you.
Sincerely,

Pearl Mutual Funds
Performance Review as of December 31, 2011

2011 Performance.   Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the year ended December 31, 2011:
* All total returns include dividends reinvested.  Pearl Funds’ total returns are net ― after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio.  In contrast, the total returns of indexes do not reflect any deduction of expenses (fees, transaction costs, etc.)  Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares.  Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.  See page 13 for a description of each index.

Pearl Total Return Fund	- 6.71%
Pearl Aggressive Growth Fund	- 16.15%
Dow Jones Wilshire 5000	+ 0.52%
MSCI World Index	- 5.54%
Standard & Poor’s 500 Index	+ 2.11%

2011 Performance Factors.  We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during 2011 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company.  These factors include:

●
U.S. stock markets had nominal gains during 2011 and foreign stock markets had moderate losses during 2011.  Most stock markets had moderate returns through July before experiencing large losses in August.

●
During 2011:  U.S. value-style stocks and U.S. growth-style stocks performed nearly equally.  Morningstar’s U.S. Value Index was up 0.92% while its U.S. Growth Index was up 0.74%.  U.S. large-capitalization stocks (up 2.61%) outperformed mid-cap stocks (down 0.81%) and small-cap stocks (down 2.57%).  Overall, foreign stocks underperformed U.S. stocks.  Foreign large-cap stocks generally outperformed foreign small-to-mid-cap stocks.  Foreign growth-style stocks outperformed foreign value-style stocks.  We believe these combined trends hindered both Pearl Total Return Fund and Pearl Aggressive Growth Fund; both were slowed by underperformance of foreign stocks and U.S. mid-cap and small-cap stocks.

●
During 2011:  Pearl Total Return Fund invested globally through mutual funds holding U.S. or foreign securities or both.  A majority of this Fund’s investments were in mutual funds we believed to be relatively conservative and with below-average risk records.  This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) had an emphasis on growth-style stocks plus large positions in value-style and blend-style stocks.  This Fund emphasized exposure to U.S. stocks and small-cap and mid-cap stocks.  Pearl Total Return Fund was 58% to 96% invested in equity mutual funds during 2011.  This Fund usually invests 80% or more of its net assets in equity funds.  The Fund held one high-quality bond fund, plus cash positions in money market funds.  The Fund also had indirect investments (through its portfolio funds) in bonds and cash.  We believe Pearl Total Return Fund’s partial defensive position (see pages 3-5) was helpful when stock markets declined but reduced the Fund’s performance when markets rose.  Overall, we believe this partial defensive position decreased risk without significantly slowing performance.  We believe the Fund’s performance was helped by its emphasis on U.S. mutual funds but was slowed by its holdings of foreign funds and U.S. mid-cap and small-cap funds.  See pages 6-7.

●
During 2011:  Pearl Aggressive Growth Fund invested globally through mutual funds holding U.S. or foreign securities or both.  This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) provided more exposure to foreign stocks and emerging markets than Pearl Total Return Fund.  Pearl Aggressive Growth Fund had an emphasis on growth-style stocks plus large positions in value-style and blend-style stocks.

This Fund emphasized exposure to U.S. stocks and small-cap and mid-cap stocks. Pearl Aggressive Growth Fund’s investments tended to be more volatile than Pearl Total Return Fund’s investments. We believe this additional risk and Pearl Aggressive Growth Fund’s fully-invested position helped its performance during rising market periods and reduced its performance during declining market periods. As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds. We believe this Fund’s performance was reduced by its large indirect investments in foreign stock markets and in U.S. mid-cap and small-cap stocks. See pages 8-9.

●
Both Pearl Funds made no-load purchases of mutual funds that would require many individual investors to pay a sales charge.  We believe this reduced the cost of investing, and thus helped both Funds’ performance.  See “Access to Many Funds” on page 4.

●
Both Pearl Funds did not pay any transaction costs – no commission, sales charge, or redemption fee.  Both Funds made all their investments on a no-load basis.  See “No-Load Investing” below.  This helped both Funds control costs and helped their performance.

●
Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets.  We believe this work helps our allocation decisions and selection of mutual funds.

●
All Trustees, Officers, and employees of Pearl Funds and Pearl Management Company are Pearl Funds shareholders.  This group, plus Pearl Management Company and its shareholders, owned more than $6.6 million of Pearl Funds shares at December 31, 2011.  We believe this large investment gives all Pearl decision-makers and managers a shared interest with all our shareholders ― and a strong incentive to work for the Funds’ performance.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Management believes a lower percentage is justified by high risks affecting stock markets.  This Fund seeks to limit shareholders’ risk by usually holding a modest defensive position and by selecting some mutual funds that have had relatively low volatility in the past.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds at all times.  This Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist.

"Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading.  Both Pearl Funds are long-term investors, not short-term traders.  Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

The Funds’ portfolio turnover (annualized rate) during 2011 was 52% for Pearl Total Return Fund and 65% for Pearl Aggressive Growth Fund.

No-Load Investing.  No Transaction Costs.  Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders.  When either Pearl Fund invests in a load fund, the purchase is large enough to receive a 100% waiver of the sales load, so the Fund buys without paying any load.  Each Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this.  The Funds do not impose any distribution fee (12b-1 fee).  Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid paying any transaction costs ― no sales charges, no commissions, no redemption fees ― and both Funds again paid no transaction costs in 2011 and to date in 2012.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998.  All of its investments in the years 1999 through 2012 to date were made on a no-load basis.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee.  All of its investments to date were made on a no-load basis.

Access to Many Funds.  Both Funds’ investments in most mutual funds have been consistently large enough to take advantage of 100% sales load waivers on large purchases.  Thus, both Pearl Funds are able to select their investments from a very wide range of funds, without paying any sales load ― even though many of those funds would require most individual investors to pay a sales load.

Investments.  At December 31, 2011, 62.6% ofPearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 15.5% in a high-quality bond fund, and 21.9% in cash.  Nearly all of the cash was held in money market mutual funds.

At December 31, 2011, 96.1% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 3.9% in cash (mostly in money market mutual funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio assets breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds (obtained from Morningstar, Inc., an independent source).  Based on the Funds’ portfolio holdings at December 31, 2011, each Fund’s investment portfolio assets breakdown was.

	Total Return Fund		Aggressive Growth Fund
	(as a percentage of total assets, rounded to nearest single decimal place)

Total Stocks		57.8%		88.0%
U.S. Stocks	43.5%		67.4%
Foreign Stocks	14.3%		20.6%
Bonds		22.0%		0.1%
Cash		16.2%		11.5%
Other		4.0%		0.4%
Total		100%		100%

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Top 5 Mutual Fund Portfolio Holdings at December 31, 2011 (as a percentage of total net assets):
Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
Wells Fargo Advantage Growth, Class I	16.58%	Morgan Stanley Inst Fund Trust Mid Cap Growth, Class P	14.52%
PIMCO Total Return, Institutional Class	15.53%	Oakmark Global Select, Class I	12.30%
Weitz Partners III Opportunity, Institutional Class	12.03%	Hotchkis and Wiley Small Cap Value, Class I	11.72%
BMO Small-Cap Growth, Class I	8.58%	Fidelity Leveraged Company Stock	10.90%
Thornburg International Growth, Class I	8.06%	Fidelity OTC	10.79%

Investments of both Funds at December 31, 2011 are listed in the financial statements at pages 14 and 18.  Each Fund’s most recent month-end portfolio holdings are listed at www.pearlfunds.com.

Portfolio holdings are subject to change at any time without notice, and some changs have been made since December 31, 2011.  Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook.  We must evaluate many positive and negative factors that may affect U.S. and global stock markets.  This outlook is written on February 23, 2012 and states our current views and positions, which are subject to change without notice:

We believe positive stock market factors now include relatively low stock valuations; the willingness of governments and central banks to take recovery action; global low interest rates; large amounts of cash on the sidelines, potentially available for investment; and volatility (though high) still far below 2008 highs.

We believe stock market risks are high, including high U.S. federal spending, deficits, debt, and unfunded entitlements; U.S. fiscal and political situation; effects of U.S. government expansion; risks of European debt crisis and recession; continuing very slow, weak recovery in U.S.; business fears and uncertainty about government policies, taxes, and regulation; credit problems continuing (U.S. and global); failure of U.S. and foreign bailouts and other efforts to improve credit markets; recent massive U.S. and global wealth destruction; U.S. and global consumer and business retrenchment in response to those problems; U.S. current accounts deficit; potential U.S. hyperinflation (a future risk, but markets may anticipate it); Mid-East instability and impact on oil supply and price; and vulnerability to shocks.

We believe total U.S. stock market risks remain high.  We believe the U.S. reward/risk ratio is slightly positive near-term (1-3 mo.) and negative intermediate-term (4-12 mo.) and long-term (1-2 yrs.).  We believe foreign stock market risks are also high.  We believe foreign reward/risk ratios are slightly positive near-term and negative (but slightly better than U.S.) intermediate-term and long-term. As always, foreign markets may have risks and opportunities different from the U.S.

Weighing these factors, Pearl Total Return Fund’s investments in equity mutual funds are 68% of net assets at February 23, 2012.  This Fund now has more than a 2-to-1 ratio of indirect investments in U.S. stocks compared with foreign stocks (as measured through this Fund’s portfolio of mutual funds).

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; now about 97%) in equity mutual funds.  In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile and holds more foreign and emerging markets funds.

Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks, with emphasis on small-cap and mid-cap.  Both Funds have a growth-style emphasis plus large exposure to value-style and blend-style stocks.

At February 23, 2012, Pearl Total Return Fund was up 8.03% year-to-date and Pearl Aggressive Growth Fund was up 14.44% year-to-date.

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company.  The Manager’s Investment Committee manages each Fund’s portfolio.  The Investment Committee consists of Richard R. Phillips, President and Chief Executive Officer; David M. Stanley, Senior Counsel; and Robert H. Solt, Investment Manager.  Other Staff persons also provide research and analysis.  For more information on the entire Staff, go to www.pearlfunds.comand click on Management and Real, Live People.

Did you know? Current performance, daily prices (net asset value), and recent portfolio holdings of both Pearl Funds are available at www.pearlfunds.com

Pearl Total Return Fund

Pearl Total Return Fund's 10-Year Performance Record is summarized in this graph:
Comparison of change in value of $10,000 investment in
Pearl Total Return Fund and its comparison indexes *
(as of December 31 each year ― with dividends reinvested)

* The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares.  Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.
* All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) ― including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio.  In contrast, the total returns of indexes do not reflect any deduction of expenses.

●
Through December 31, 2011, the value of an investment in Pearl Total Return Fund was down 8.71% during the last 5 years and grew 73.90% over the last 10 years (not annualized).  The Fund outperformed all 3 comparison indexes during those 10 years.

Performance of Pearl Total Return Fund and Comparison Indexes through December 31, 2011:
Average Annual Total Returns for periods ended December 31, 2011 with dividends reinvested:	1 year	3 years	5 years	10 years
Pearl Total Return Fund	- 6.71%	+ 10.48%	- 1.81%	+ 5.69%
Dow Jones Wilshire 5000 Index	+ 0.52%	+ 15.24%	+ 0.28%	+ 3.90%
MSCI World Index	- 5.54%	+ 11.13%	- 2.37%	+ 3.62%
Standard & Poor’s 500 Index	+ 2.11%	+ 14.11%	- 0.25%	+ 2.92%

*See pages 10-13 for information on expenses.  See page 13 for a description of each index.  Past performance does not predict future performance.

Did you know? Your Pearl Investment Management Team — Rich Phillips, Dave Stanley, and Rob Solt — together have over 55 years of experience in mutual funds investment management.

Pearl Total Return Fund

Performance Summary.  Past performance does not predict future performance.

●	Pearl Total Return Fund had a - 6.71% total return for the year ended December 31, 2011.

●
During the 5 years through December 31, 2011, Pearl Total Return Fund was down 8.71% while the 3 comparison indexes were down 3.71% on average (not annualized).  During that period the Fund outperformed the MSCI World Index (down 11.30%) and underperformed the Dow Jones Wilshire 5000 (up 1.41%) and S&P 500 (down 1.24%) (not annualized).

●
During the 10 years through December 31, 2011, Pearl Total Return Fund was up 73.90% while the 3 comparison indexes were up 40.89% on average (not annualized).  The Fund outperformed all 3 comparison indexes during that period: Dow Jones Wilshire 5000 up 46.61%, MSCI World up 42.70%, and S&P 500 up 33.35% (not annualized).

●
Your Fund outperformed all 3 comparison indexes during the last 10 years ended December 31, 2011.  We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 80% of Pearl Total Return Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio.  The 3 comparison indexes always consist of 100% stocks.

●
Your Fund’s annual total return was - 6.71% in 2011, + 14.69% in 2010, + 26.05% in 2009, - 38.67% in 2008, + 10.37% in 2007, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003, and - 10.75% in 2002.

●
All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in its portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Total Return Fund at December 31, 2011:

NAV (net asset value) per share:	$10.71 — down from $11.48 at December 31, 2010

Net Assets:	$71,091,933 — down from $84,131,609 at December 31, 2010

Did you know?

Because of their large purchases, Pearl Funds are often able to purchase
Institutional class or “I” class shares of mutual funds.
  Those special classes usually have lower expense ratios than the share classes most investors would be able to purchase on their own.

Portfolio holdings of both Pearl Funds are posted on our Website each month:
www.pearlfunds.com/pearl_total_holdings.htm
www.pearlfunds.com/pearl_aggressive_holdings.htm

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund's 10-Year Performance Record is summarized in this graph:
Comparison of change in value of $10,000 investment in
Pearl Aggressive Growth Fund and its comparison indexes *
(as of December 31 each year ― with dividends reinvested)

* The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares.  Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.
* All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio.  In contrast, the total returns of indexes do not reflect any deduction of expenses.

●
Through December 31, 2011, the value of an investment in Pearl Aggressive Growth Fund was down 13.69% during the last 5 years and grew 85.54% during the last 10 years (not annualized).  The Fund outperformed all 3 comparison indexes during the 3 years and 10 years ended December 31, 2011.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through December 31, 2011:

Average Annual Total Returns for periods ended December 31, 2011 with dividends reinvested:	1 year	3 years	5 years	10 years
Pearl Aggressive Growth Fund	- 16.15%	+ 15.39%	- 2.90%	+ 6.38%
Dow Jones Wilshire 5000 Index	+ 0.52%	+ 15.24%	+ 0.28%	+ 3.90%
MSCI World Index	- 5.54%	+ 11.13%	- 2.37%	+ 3.62%
Standard & Poor’s 500 Index	+ 2.11%	+ 14.11%	- 0.25%	+ 2.92%

* See pages 10-13 for information on expenses.  See page 13 for a description of each index.  Past performance does not predict future performance.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

●	Pearl Aggressive Growth Fund had a - 16.15% total return for the year ended December 31, 2011.

●
During the 5 years through December 31, 2011, Pearl Aggressive Growth Fund was down 13.69% while the 3 comparison indexes were down 3.71% on average (not annualized).  The Fund underperformed all 3 comparison indexes during that period: Dow Jones Wilshire 5000 up 1.41%, MSCI World down 11.30%, and S&P 500 down 1.24% (not annualized).

●
During the 10 years through December 31, 2011, Pearl Aggressive Growth Fund was up 85.54% while the 3 comparison indexes were up 40.89% on average (not annualized).  The Fund outperformed all 3 comparison indexes during that period: Dow Jones Wilshire 5000 up 46.61%, MSCI World up 42.70%, and S&P 500 up 33.35% (not annualized).

●
Your Fund outperformed all 3 comparison indexes during the 3 and 10 years through December 31.  We believe this outperformance is significant because (a) it was achieved during both rising and falling stock markets, and (b) usually less than 95% of this Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio.  The 3 comparison indexes always consist of 100% stocks.  See page 4.

●
Your Fund’s annual total return was - 16.15% in 2011, + 18.71% in 2010, + 54.34% in 2009, - 52.83% in 2008, + 19.11% in 2007, + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003, and - 17.27% in 2002.

●
All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) — including all expenses of your Fund and all expenses of all the mutual funds in its portfolio.  In contrast, the total returns of indexes do not reflect any expenses.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at December 31, 2011:

NAV (net asset value) per share:	$10.80 — down from $12.88 at Dec. 31, 2010

Net Assets:	$34,860,867 — down from $45,989,019 at Dec. 31, 2010

Did you know?
We are shareholders too!
All our Trustees, Officers, and employees, plus our Manager and all its shareholders, are Pearl Funds shareholders.
Together we own more than $6.6 million of Pearl Funds shares at December 31, 2011.

We eat our own cooking!
When your Pearl Funds investment goes up or down, so does ours!

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, December 31, 2011

As a mutual fund shareholder, you may incur two types of costs.  There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees.  Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee ― except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less.  There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees.  Both Pearl Funds do not impose any 12b-1 fee.  Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees.  The information on these two pages is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses.  To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period.  The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period.  Expense information is calculated two ways; each method provides you with different information.  The amount in the "actual" column is calculated using each Pearl Fund’s actual operating expenses and total return.  The amount in the "hypothetical" column assumes that the return each year is 5% before expenses, and uses the Fund's actual expense ratio.  You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with Other Funds" for details on using the hypothetical data.

Estimating Your Actual Expenses.  To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1.  Divide your ending account balance by $1,000.  For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the "Expenses paid during the period" section of the table, locate the amount for your Fund.  You will find this number in the "Actual" column.  Multiply this number by the result from step 1.
Your answer is an estimate of the expenses you paid on your account during the period.

Compare with Other Funds.  Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds.  To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds.  As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are No-load.  It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund.  As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

July 1, 2011 through December 31, 2011 (6 months):
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	906.09	1,025.00	5.77	6.12	1.20%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	832.07	1,025.00	5.54	6.12	1.20%

Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year, divided by 365 (to reflect the half-year period).

Each Pearl Fund is a Fund of Funds. This should be kept in mind when comparing with other funds.  Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period.  Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested.  However, there were no transaction costs for Pearl Funds’ investments in other mutual funds.  Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period.  Also, all Pearl Funds performance and total return figures are net ― after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds.  This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States.  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus.  Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses.  To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are no longer offered to new investors.  Existing shareholders of each Fund can continue to purchase shares of that Fund until 3 p.m. Central Time on April 30, 2012.  After this date no additional shares will be available for purchase.

We Invite and Welcome Your Calls.  A real, live person will talk with you, promptly.  He or she will be one of our Officers or key Staff persons.  You will get a straight answer.  If we don’t know the answer, we will find it and get back to you quickly.  Toll-free 866-747-9030.

If we break this promise, tell us and you will receive our personal apology.

We Also Invite You to E-mail, Fax, or Write to Us:
E-mail:  info@pearlfunds.com
Fax:  563-288-4101
Write to:  Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on Any Subject.  Send your message to the Pearl office, addressed to the Board of Trustees.  We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing.  Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of the Board of Trustees, by either of these two means:
1.  Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)
2.  Telephone to 303-679-9689

Performance is historical and does not guarantee future results.  Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost.  Performance changes over time and may be materially different by the time you read this report.  For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk.  Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks.  For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies.  Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued.  Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings.  Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks.  Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks.  The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets.  For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability.  These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

For more detailed information on the risks of investing in the Funds, please read the Prospectus, available at www.pearlfunds.com or by calling toll-free 866-747-9030.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses.  Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests.  Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments.  However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) ― including all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2011, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were:  Pearl Total Return Fund 2.08%, which was reduced to 2.06% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.39%, reduced to 2.31% by the Manager’s reimbursement.  However, all

Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses.  Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory, and administrative fees) exceeding 1.20% of a Fund's average net assets.  When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The Manager may continue to recover amounts reimbursed under the Funds’ previous contractual expense limit, but only to the extent this can be done without exceeding the previous expense limit.  The expense limit applies to each Fund’s direct ordinary operating expenses and does not apply to the indirect expenses incurred by a Fund through its investment in the mutual funds in its portfolio.  The expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.  See page 1 regarding liquidation of the Funds.

The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings.  Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public at www.pearlfunds.com.  The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR.  The Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds.  A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy.  Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has a privacy policy.  You may view the privacy policy at www.pearlfunds.com (click on Privacy Policy) or by calling toll-free 866-747-9030.

Comparison Indexes.  The Dow Jones Wilshire 5000 Composite Index, often referred to as Dow Jones Wilshire 5000, is an unmanaged index, is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks.  The MSCI World Index is an unmanaged index, is market-capitalization weighted, and is generally representative of the performance of the global (U.S. and international) market for common stocks.  The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks, is market-capitali-zation weighted, and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not the same as the indexes.   Each Pearl Fund’s performance will not mirror the returns of any particular index.  It is not possible to invest directly in an index.  Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000: Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information.  Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales of its shares were made.  The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Trustees and Officers

The names and ages of the Trustees and Officers of Pearl Mutual Funds, the date each was first elected or appointed to office, and their principal business occupations and other public company directorships they have held during at least the last five years, are shown below.  Each Trustee and Officer serves in that capacity for each of the two series of Pearl Mutual Funds: Pearl Total Return Fund and Pearl Aggressive Growth Fund.

Name and Age at 12-31-11	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Trustees who are “Interested Persons” of the Funds: *

Robert H. Solt, 44	Investment Manager, Treasurer, Assistant Secretary, and Trustee	Feb. 2001
Pearl Management Company: Director since Feb. 2001 and Investment Manager and Chief Compliance Officer since June 2011; Chairman, President, and Chief Executive Officer May 2006-June 2011; Chief Operating Officer, Chief Financial Officer, and Treasurer June 2001-June 2011;  Executive Vice President and Secretary, June 2001 to April 2006.
None.

David M. Stanley, 83	Senior Counsel, Chief Legal Officer, Secretary, and Trustee	July 1972
Pearl Management Company: Director since July 1972; Senior Counsel and Secretary since May 2006; Chief Legal Officer since Sept. 2004; Chairman, President, and Chief Executive Officer, July 1972 to April 2006.  Midwest Management Corporation (private investment company):  Chairman and Director through Dec. 2010.
None.

John W. Axel, 70	Trustee	Dec. 1974
Owner and Chief Executive Officer, Iowa Companies, Inc. (holding company). President, Environmental Services Inc. (waste hauling).  President, Perfect Pallet Co. (pallet manufacturing).  President, Earthcare Recycling, LLC.
None.

Douglas B. Coder, 75	Trustee	Dec. 1974	Owner, Coder Co. (purchase and sale of existing mortgages). Owner, DBC Realty (investments). Director, Chata Biosystems, Inc. (manufacturing pharmaceutical solutions).	Chairman and Director, Catalyst International, Inc. (software), 1996- 2004.

Dr. David N. DeJong, 48	Trustee	Dec. 1998	Vice Provost and Professor of Economics, University of Pittsburgh.	None.

David L. Evans, 70	Vice Chairman of the Board and Trustee	June 1977	Owner and Chief Executive Officer, Evanwood Corporation (consulting). Director, John Deere Receivables, Inc. (asset-backed securities). Chief Executive Officer, Rose Creek Ridge, LLC (farming).	None.

Dr. James P. Stein, 60	Chairman of the Board and Trustee	Oct. 2003	Chairman of Board of Directors and Director, Central Bancshares, Inc. Director, subsidiary banks of Central Bancshares, Inc. Doctor of Veterinary Medicine. Private investor.	None.

Name and Age at 12-31-11	Positions Held with Both Funds	Date First Elected or Appointed to Office **	Principal Occupations during Past 5 Years	Other Public Company Directorships
Other Officers of Pearl Mutual Funds:

Karen M. Brookhart, 40	Portfolio Management Associate	March 2002	Pearl Management Company: Portfolio Management Associate since Sept. 2004; employee since Sept. 2001.	None.

Peggy A. Cherrier, 59	Compliance Associate, Transfer Agent Representative, and Assistant Secretary	March 2001	Pearl Management Company: Compliance Associate since Sept. 2004; Transfer Agent Representative since March 2009; Assistant Secretary since Feb. 2001; employee since Aug. 2000.	None.

Christopher S. Ingstad, 31	Vice President and Shareholder Services Director	Aug. 2006	Pearl Management Company: Vice President since June 2011 and Shareholder Services Director since Aug. 2006.	None.

Renata R. LaMar, 47	Controller and Assistant Treasurer	March 2001	Pearl Management Company: Controller since Sept. 2004; Assistant Treasurer since Feb. 2001; employee since Aug. 2000.	None.

Richard R. Phillips, 58	President , Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer	Sept. 2005
Pearl Management Company: President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer since June 2011; Assistant Secretary since May 2006; Vice President Aug. 2005-June 2011; and Chief Compliance Officer May 2006-June 2011; Consultant Nov. 2004 to July 2005.  Reynolds Engineering (industrial equipment): Vice President and Secretary since 1998; General Counsel (1998 to 2009).
None.

Anthony J. Toohill, 35	Chief Compliance Officer	Aug. 2004	Pearl Mutual Funds: Chief Compliance Officer since Aug. 2004. Stinnett & Associates (corporate accounting services), Senior Associate, Sept. 2004 to Dec. 2007.	None.

* Mr. Solt is an “Interested Person” of the Trust and of the Funds, as defined in the Investment Company Act of 1940, because he is an Executive Officer and a Director of the Manager.  Mr. Stanley is an “Interested Person” of the Trust and of the Funds because he is an Executive Officer and a Director of the Manager.

** Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds’ predecessor.

The business address of the Trustees and Officers is: Pearl Mutual Funds, 2610 Park Avenue,
PO Box 209, Muscatine, Iowa 52761.

The Board of Trustees has overall responsibility for the affairs of Pearl Mutual Funds.  Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor.  The Board of Trustees may fill any vacancy, provided that at least two-thirds of the Trustees have been elected by the shareholders.  A Trustee may be removed, with or without cause, at any time by a vote of at least two-thirds of the Funds’ outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

The Board of Trustees elects or appoints the Officers of Pearl Mutual Funds annually.  Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified.  The Board of Trustees may remove any Officer, with or without cause, at any time.

Statement of Additional Information.  The Funds’ Statement of Additional Information includes more information about the Trustees and Officers.  You may obtain a free copy of the Statement of Additional Information in any of these ways:

View (and print, if desired) the Statement of Additional Information at www.pearlfunds.com

Call toll-free 866-747-9030

E-mail to info@pearlfunds.com

Fax to 563-288-4101

Write to Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

Did you know?

We give you prompt, personal service.  When you call us, a real, live person will take your call.
You can talk with one of our Officers or Portfolio Managers.
You will get a straight answer.
If we don’t know the answer, we will find it and get back to you fast.

Your calls, e-mails, and faxes come directly into our office, to help us respond to you quickly.
We handle all inquiries, shareholder accounts, and transactions within our office in Muscatine, Iowa.

Because you and your concerns are important to us, we do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

Board Approval of the Existing Investment Management Agreement (Advisory Agreement) and Administrative Services Agreement
The Board of Trustees annually reviews and determines whether to approve the continuation of the Investment Management Agreement and the Administrative Services Agreement (collectively, the “Agreements”), each between Pearl Mutual Funds (the “Funds”) and Pearl Management Company (the “Manager”), the Funds’ investment adviser.  The Agreements govern all services provided by the Manager to the Funds and all compensation received by the Manager from the Funds. In light of the  liquidation of both Pearl Funds on or about September 28, 2012, the Funds anticipate that this review will not occur in 2012 and the Agreements will terminate upon the liquidation date of the Funds.  See page 1 of this report.

The Contract Review Committee (the “Committee”) of the Board includes, and its membership is limited to, all of the independent Trustees.  The Committee meets at least twice in each year and as otherwise necessary or advisable to review the Agreements, and determines whether to recommend that the full Board approve the continuation of the Agreements for an additional term.  After the Committee has made its recommendation, the full Board, including the independent Trustees, determines whether to approve the continuation of the Agreements.  In addition, the Board, including the independent Trustees, considers matters bearing on the Agreements at most other meetings throughout the year and meets at least quarterly with the portfolio managers (who comprise the Investment Committee) employed by the Manager.

The Committee and Board receive and consider all information which they or the Manager believe to be reasonably necessary for them to evaluate the Agreements and to determine whether the continuation of the Agreements should be approved.  That information includes, among other items, all of these items listed in the Contract Review Committee Charter:  (1) input from independent legal counsel regarding the responsibilities of the Committee and the Board in the decision-making process; (2) the Manager’s current Form ADV; (3) the Manager’s services, management, personnel, methods, facilities, and technology, and the Manager’s performance in any relevant areas; (4) The Manager’s investment performance, characterized relative to comparison indexes and other funds with similar investment objectives over short- and long-term investment horizons; (5) relevant provisions of the Agreements, as defined in the Contract Review Committee Charter, and the existing Expense Limit Agreement as modified or replaced from time to time; (6) disclosure of possible conflicts and problems, including any litigation, compliance matter, or other regulatory proceeding pending, threatened, or settled, involving or affecting the Manager or any Fund, any regulatory inquiry, any SEC examination, and shareholder complaints; (7) brokerage and portfolio transactions; (8) Fund expenses, including arrangements and structure of fees, compensation, and reimbursements to the Manager and its affiliates and including economies of scale and possible cost savings; (9) comparison with other public funds of funds and other equity funds regarding the total fee structure, including other financial provisions such as expense limits, brokerage or sales charges received by the adviser, and any Rule 12b-1 distribution or service fee; (10) profitability to the Manager and its affiliates, including the Manager’s financial condition and stability; (11) financial data showing the income and expenses of the Manager and its affiliates, by principal function and on a Fund-by-Fund basis, but the Committee in its discretion may waive the requirements for data by principal function and on a Fund-by-Fund basis if Pearl Mutual Funds is the Manager’s only significant client (which is currently the case); (12) fall-out benefits to the Manager and its affiliates; (13) compensation of the personnel of the Manager and its affiliates; (14) the Manager’s business continuity and succession plans; and (15) information regarding any investment advisory accounts of the Manager other than the Funds, including a description of the fees charged and services provided.

The Manager provides information in response to a detailed written request prepared by the Committee with the assistance of K&L Gates LLP, independent legal counsel to the Funds and to the independent Trustees.

Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from the Manager.

On December 3, 2011, the Board of Trustees most recently approved the continuation of the Investment Management Agreement and the Administrative Services Agreement, through January 31, 2013.  This Board action followed Committee meetings held on September 16 and December 3, 2011.

In considering whether to approve the continuation of the Investment Management Agreement and the Administrative Services Agreement, the Committee and the Board, including the independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he deemed appropriate.  The Trustees considered the following matters in connection with their continuation of the Agreements.

Nature, quality, and extent of services. The Trustees reviewed the nature, quality, and extent of the Manager’s services to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge gained from the Board’s regular meetings with Management on at least a quarterly basis.  The Trustees also reviewed the Manager’s resources and facilities, and the education, experience, and number of key personnel of the Manager, especially those who provide investment management services to the Funds.  The Trustees considered the Manager’s research and decision-making processes, including methods adopted to ensure compliance with the investment objectives, policies, and restrictions of the Funds.  The Trustees also considered other services provided to the Funds by the Manager, such as managing the execution of portfolio transactions, providing support services for the Board and Committees of the Board, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.  The Trustees considered the facts that Pearl Mutual Funds (including both Funds) is the Manager’s only client that pays for investment advisory services and that neither the Manager nor any of its personnel receives compensation for managing any other portfolio, fund, or account.  The Trustees also considered the fact that the Manager provides accounting services and certain other services without compensation to several nonprofit organizations and has done so since before the Funds were publicly offered. The Trustees considered the ability and willingness of the Manager to continue to manage the Funds during the winding up process pursuant to the liquidation plan which received preliminary authorization by the Board at the meeting.

The Trustees concluded that the nature and extent of the services provided by the Manager to each Fund are appropriate and consistent with the terms of the Agreements, that the quality of those services has been consistent with or superior to quality norms in the industry, and that the Funds are likely to benefit from the continued provision of those services by the Manager.  They also concluded that the Manager has appropriate personnel and procedures in place to assist the Funds with compliance matters.  Overall, the Trustees concluded that the Manager has sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that it is positioned to do so through the anticipated liquidation of the Funds in 2012.

Performance of the Funds. The Trustees considered the short-term and longer-term performance of each Fund.  They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmarks (three comparison indexes) and with the performance of a list of mutual funds selected, in accordance with the Committee’s Charter, by the Contract Review Committee, with the assistance of the Funds’ Chief Compliance Officer, Anthony J. Toohill, and the Manager, for comparison in this contract review process.  The Committee had determined that the list of funds for comparison was representative and appropriate.

The Trustees noted that:  (a) For the one-year period ended October 31, 2011, Pearl Total Return Fund (“PTRF”) outperformed 13 of the 26 comparison funds that had a one-year performance history, and Pearl Aggressive Growth Fund (“PAGF”) did not outperform any of the 26 funds.  (b) For the five-year period ended October 31, 2011, PTRF outperformed 13 of the 23 comparison funds that had a five-year performance history, and PAGF outperformed 12 of the 23 funds.  (c) As of September 30, 2011, PTRF outperformed all three of its comparison benchmarks for the 10-year period, outperformed two of the three benchmarks for the three-year period, and outperformed one of the three benchmarks for the five-year, one-year, and year-to-date periods. (d) As of September 30, 2011, PAGF outperformed all three of its comparison benchmarks for the 10-year period, outperformed one of the three benchmarks for the five-year and three-year periods, and outperformed all of the three benchmarks for the one-year and year-to-date periods.

The Trustees concluded that although past performance is not necessarily indicative of future results, the Funds’ long-term performance record and investment process were important factors in the Trustees’ evaluation of the quality of services provided by the Manager under the Agreements.

Costs of Services and Profits Realized by the Manager. The Trustees examined and compared information provided by the Manager on fees and expenses of each Fund and the 27 funds on the comparison list selected by the Contract Review Committee.  The Trustees considered that the actual expense ratio of each Fund was lower than 20 of the 27 funds on the comparison list.  They also considered that the contractual rates of fees for the Funds under both Agreements were lower that 24 of the 27 funds on the comparison list.

The Trustees considered the provisions and benefits of the existing Expense Limit Agreement between the Manager and the Funds, which required the Manager to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding 1.20% of a Fund’s average annual net assets (the “Expense Limit”).   The Trustees considered that when the Manager has reimbursed a Fund for expenses in excess of the Expense Limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the Expense Limit.  The Trustees also considered that the Expense Limit Agreement does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Trustees reviewed information on the profitability of the Manager in serving as each Fund’s investment adviser and manager, the profitability of the Manager and its affiliates in all of their relationships with each Fund, and an explanation of the methodology utilized in allocating various expenses among the Funds.  The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by many factors, including the organizational structure of the particular manager, the types of funds and other accounts managed, possible other lines of business, the methodology for allocating expenses, and the manager’s capital structure and cost of capital.  However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of the Manager regarding each Fund, in relation to the services rendered, is reasonable (although the Trustees noted that the Manager in recent years has operated at a deficit or a very small net profit).  The Trustees considered the financial condition of the Manager, which they determined to be sufficiently sound to permit it to manage the Funds through their anticipated liquidation in 2012.

The Trustees concluded that the total fees payable by the Funds to the Manager under the existing Agreements are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.  The Trustees noted that the Funds do not pay any compensation to any affiliate of the Manager, and do not pay any compensation to the Manager except the fees as provided in the

Agreements.  The Trustees also concluded that the Funds’ estimated overall expense ratios, taking into account the quality of services provided by the Manager and the investment performance of the Funds, are reasonable.  The Trustees also considered the Manager’s undertaking to bear the costs of winding up the Funds in 2012 in excess of the Expense Limit.

Economies of Scale. The Trustees noted that the fee schedule for each Fund (both for the investment management and advisory fee and the administrative services fee) contains two breakpoints that reduce the fee rate on net assets above specified levels.  The Trustees received and discussed information concerning whether the Manager realizes economies of scale as the Funds’ assets increase.  The Trustees concluded that the breakpoints in place are reasonably designed to allow the Funds and their shareholders to share in any economies of scale.  The Trustees concluded that the fee schedule currently in effect for each Fund represents a reasonable sharing of economies of scale at current asset levels.  The Trustees recognized, however, that economies of scale were unlikely in light of possible redemptions in advance of the Funds’ anticipated liquidation in 2012.

Other Benefits to the Manager. The Trustees considered benefits that may accrue to the Manager and its affiliates from their relationship with the Funds.  The Trustees concluded that in addition to the services provided by the Manager and its affiliates and the fees payable by the Funds pursuant to the Agreements, the Funds and the Manager may potentially benefit from their relationship with each other in other ways.  Recognizing that pursuant to the Agreements the Manager provides investment management, advisory, administrative, and transfer agency services to the Funds and receives compensation from the Funds for those services, the Trustees determined that this compensation is fair and reasonable.

After full consideration of the above factors as well as other factors that were instructive in analyzing the Agreements, the Trustees, including all of the five independent Trustees, concluded that the continuation of the Agreements was in the best interest of both Funds and their shareholders.  On December 3, 2011, the Board continued the Investment Management Agreement and the Administrative Services Agreement through January 31, 2013.  The Board took these actions by the affirmative votes of all of the five independent Trustees; they all were present in person at the meeting.

Deloitte.

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606-4301
USA

Tel: +1 312 486 1000
Fax: +1 312 247 1486
www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Pearl Mutual Funds:

We have audited the accompanying statements of net assets (liquidation basis) of Pearl Mutual Funds, including Pearl Total Return Fund and Pearl Aggressive Growth Fund (collectively the "Funds") as of December 31, 2011, and the related statements of operations (liquidation basis) for the year then ended, the statements of changes in net assets (liquidation basis) for each of the two years in the period then ended, and the financial highlights (liquidation basis) for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, on December 19, 2011 the Funds' Board of Trustees approved a plan whereby the Funds will cease operations as of September 28, 2012. As a result, the Funds have changed their basis of accounting from going concern to the liquidation basis effective December 19, 2011.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets (liquidation basis) of the Funds as of December 31, 2011, the results of their operations (liquidation basis) for the year then ended, the changes in their net assets (liquidation basis) for each of the two years in the period then ended, and their financial highlights (liquidation basis) for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America applied on the basis described in the preceding paragraph.

Deloitte & Touche LLP

February 28, 2012

Member of
Deloitte Touche Tohmatsu Limited

PEARL TOTAL RETURN FUND
STATEMENT OF NET ASSETS
December 31, 2011
(LIQUIDATION BASIS)
ASSETS:

INVESTMENTS in mutual funds,		% of
all unaffiliated issuers:	Shares	net	Market
	owned	assets	value
Equity mutual funds:
BMO Small-Cap Growth Fund Class I (MSGIX)	351,189	8.58%	$6,096,636
Cambiar Small Cap Fund Institutional Class (CAMZX)	286,128	6.78%	4,821,260
Matthews Asia Dividend Fund Institutional Class (MIPIX)	101,965	1.79%	1,272,525
Matthews Asian Growth & Income Fund Institutional Class (MICSX)	69,099	1.46%	1,040,628
T. Rowe Price New America Growth Fund (PRWAX)	51,607	2.31%	1,641,628
Thornburg Global Opportunities Fund Class I (THOIX)	274,341	5.35%	3,802,363
Thornburg International Growth Fund Class I (TINGX)	421,825	8.06%	5,732,595
Weitz Funds Partners III Opportunity Fund Institutional Class (WPOPX)	713,423	12.03%	8,553,938
Wells Fargo Advantage Growth Fund Class I (SGRNX)	320,637	16.58%	11,786,617

TOTAL EQUITY MUTUAL FUNDS (cost $41,673,295
including reinvested dividends)		62.94%	44,748,190

Income mutual funds:
PIMCO Total Return Fund, Institutional Class (cost $11,128,768
including reinvested dividends)	1,015,392	15.53%	11,037,314

TOTAL INCOME MUTUAL FUNDS		15.53%	11,037,314

Money market funds:
Federated Government Obligations Tax Managed Fund Institutional (cost $15,643,921
including reinvested dividends)		22.01%	15,643,921

TOTAL MONEY MARKET FUNDS		22.01%	15,643,921

TOTAL INVESTMENTS (cost $68,445,984 including
reinvested dividends)		100.48%	71,429,425

Receivable for Fund shares sold		0.00%	0
Accrued interest		0.00%	148

TOTAL ASSETS		100.48%	71,429,573
LIABILITIES:

Dividend payable		0.00%	0
Payable for shares redeemed		0.37%	263,790
Investment manager's fees payable (Note 5)		0.07%	46,560
Payable to manager for expenses of Fund (Note 5)		0.04%	27,290
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.48%	337,640

NET ASSETS, applicable to 6,637,933 outstanding shares of
beneficial interest (no par value); unlimited shares authorized		100.00%	$71,091,933

NET ASSET VALUE -- OFFERING AND
REDEMPTION PRICE PER SHARE			$10.71

NET ASSETS CONSIST OF:
Capital			$85,501,610
Accumulated net realized (losses)			(17,393,118)
Net unrealized appreciation in value of investments			2,983,441
TOTAL NET ASSETS			$71,091,933

See notes to financial statements.

PEARL TOTAL RETURN FUND
STATEMENT OF OPERATIONS
(LIQUIDATION BASIS)

Year Ended
December 31, 2011

INVESTMENT INCOME (LOSS):

INCOME:
Dividends, ordinary income	$539,828
Interest income	1,434

TOTAL INVESTMENT INCOME	541,262

EXPENSES, CURRENT YEAR (NOTE 5):
Investment management and
administrative services fees (Note 5)	610,405
Associations	0
Auditors' fees	65,699
Chief Compliance Officer compensation	26,077
Chief Compliance Officer expenses	740
Custodian fees	7,286
Data processing	29,387
Trustees' fees (Note 7)	85,489
Registration fees	29,055
Insurance	24,288
Legal fees	74,610
Meetings	7,726
Other	21,593

TOTAL EXPENSES BEFORE REIMBURSEMENT	982,355

Expenses reimbursed by investment manager (Note 5)	(10,013)

TOTAL EXPENSES	972,342

NET INVESTMENT (LOSS)	(431,080)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains on sales of mutual funds (securities of unaffiliated issuers)	6,599,249

Capital gains distributions from mutual funds	830,841

NET REALIZED GAINS ON INVESTMENTS	7,430,090

Change in net unrealized (depreciation) in value of investments	(12,266,326)

NET REALIZED AND UNREALIZED (LOSSES) ON INVESTMENTS	(4,836,236)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5,267,316)

See notes to financial statements.

PEARL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS
(LIQUIDATION BASIS)

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS:	December 31, 2011	December 31, 2010

FROM OPERATIONS:

Net investment (loss)	($431,080)	($202,931)

Net realized gains on investments	7,430,090	4,414,557

Change in net unrealized appreciation (depreciation) in value of investments	(12,266,326)	6,799,941

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	(5,267,316)	11,011,567

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income	0	0
Dividends from net realized gains	0	0

TOTAL DIVIDENDS	0	0

FROM CAPITAL SHARES TRANSACTIONS (2011 and 2010 respectively):

Proceeds received for shares sold (92,146 and 159,207 shares)	1,027,915	1,701,391

Net asset value of shares (0 and 0 shares) issued
in reinvestment of dividends	0	0

Paid on redemption of shares (782,024 and 682,741 shares),
including exchanges into Pearl Aggressive Growth Fund	(8,800,275)	(7,162,884)

(DECREASE ) IN NET ASSETS FROM CAPITAL
SHARES TRANSACTIONS:
(net decrease of 689,878 and of 523,534 shares)	(7,772,360)	(5,461,493)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,039,676)	5,550,074

NET ASSETS:

Beginning of period	84,131,609	78,581,535

End of period (including accumulated undistributed net investment
income $0 and $0, respectively)	$71,091,933	$84,131,609

See notes to financial statements.

PEARL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA	Year ended December 31,
derived from the
financial statements:	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Net asset value,
beginning of period	$11.48	$10.01	$8.00	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54

Income from Investment
Operations

Net investment income (loss)	(0.06)	(0.03)	0.07	0.13	0.44	0.34	0.23	0.28	0.20	0.09	0.12

Net realized and unrealized
gains (losses) on investments	(0.71)	1.50	2.01	(5.26)	1.15	2.58	1.39	1.85	3.19	(1.25)	0.21
Total investment operations	(0.77)	1.47	2.08	(5.13)	1.59	2.92	1.62	2.13	3.39	(1.16)	0.33

Less Dividends (Note 7)

Dividends from net
investment income	None	None	(0.07)	(0.13)	(0.44)	(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)
Dividends from net
realized capital gains
on investments	None	None	None	None	(3.24)	(1.36)	(1.28)	(0.52)	None	None	None
Total dividends	0.00	0.00	(0.07)	(0.13)	(3.68)	(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)

Net asset value,
end of period	$10.71	$11.48	$10.01	$8.00	$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75

Total Return	(6.71%)	14.69%	26.05%	(38.67%)	10.37%	20.67%	11.55%	16.83%	35.73%	(10.75%)	3.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(thousands of dollars)	$71,092	$84,132	$78,582	$66,602	$121,204	$106,712	$88,159	$74,058	$56,352	$39,928	$46,807
Ratio of net expenses to
average net assets	1.20%	1.20%	0.97%	0.98%	0.94%	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%
Ratio of gross expenses to
average net assets	1.22%	1.21%	1.26%	1.14%	1.03%	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%
Ratio of net investment
income to average net assets	-0.54%	-0.26%	0.82%	1.12%	2.64%	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%
Ratio of total investment income less
gross expenses to average net assets	-0.55%	-0.27%	0.53%	0.97%	2.56%	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%
Portfolio turnover (excluding
money market mutual funds)	52%	58%	82%	50%	67%	15%	24%	34%	34%	55%	50%

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND
STATEMENT OF NET ASSETS
December 31, 2011
(LIQUIDATION BASIS)

ASSETS:

INVESTMENTS in mutual funds,		% of
all unaffiliated issuers:	Shares	net	Market
	owned	assets	value
Equity mutual funds:
Fidelity Leveraged Company Stock Fund (FLVCX)	151,393	10.90%	$3,801,474
Fidelity OTC (FOCPX)	68,759	10.79%	3,761,143
Hotchkis and Wiley Small Cap Value Fund Class I (HWSIX)	109,520	11.72%	4,084,006
Lazard Emerging Markets Institutional Shares (LZEMX)	71,773	3.46%	1,205,789
Matthews Pacific Tiger Fund Institutional Class (MIPTX)	69,146	4.03%	1,405,045
Morgan Stanley Instl. Fund Trust Mid Cap Growth Class P (MACGX)	159,330	14.51%	5,061,908
Oakmark Global Select Fund Class I (OAKWX)	411,529	12.30%	4,288,129
Parnassus Small-Cap Fund (PARSX)	156,352	9.01%	3,139,556
Royce Opportunity Fund Institutional Class (ROFIX)	321,314	9.59%	3,341,661
Wells Fargo Advantage Growth Fund Admin Class (SGRKX)	97,477	10.01%	3,490,668

TOTAL EQUITY MUTUAL FUNDS (cost $36,443,983, including
reinvested dividends)		96.32%	33,579,379

Money market funds:
Federated Government Obligations Tax Managed Fund Institutional (cost $1,379,358
including reinvested dividends)		3.96%	1,379,358

TOTAL MONEY MARKET FUNDS		3.96%	1,379,358

TOTAL INVESTMENTS (cost $37,823,341, including
reinvested dividends)		100.28%	34,958,737

Receivable for Fund shares sold		0.00%	0
Accrued interest		0.00%	21

TOTAL ASSETS		100.28%	34,958,758
LIABILITIES:

Dividend payable		0.00%	0
Payable for shares redeemed		0.17%	59,949
Investment manager's fees payable (Note 5)		0.07%	25,015
Payable to manager for expenses of Fund (Note 5)		0.04%	12,927
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.28%	97,891

NET ASSETS, applicable to 3,228,076 outstanding shares of
beneficial interest (no par value); unlimited shares authorized		100.00%	$34,860,867

NET ASSET VALUE -- OFFERING AND
REDEMPTION PRICE PER SHARE			$10.80

NET ASSETS CONSIST OF:
Capital			$46,941,565
Accumulated net realized (losses)			(9,216,095)
Net unrealized (depreciation) in value of investments			(2,864,603)
TOTAL NET ASSETS			$34,860,867

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
(LIQUIDATION BASIS)

Year Ended
December 31, 2011

INVESTMENT INCOME (LOSS):

INCOME:
Dividends, ordinary income	$112,649
Interest income	117

TOTAL INVESTMENT INCOME	112,766

EXPENSES, CURRENT YEAR (NOTE 5):
Investment management and
administrative services fees (Note 5)	339,923
Associations	0
Auditors' fees	35,072
Chief Compliance Officer compensation	13,923
Chief Compliance Officer expenses	399
Custodian fees	4,067
Data processing	15,657
Trustees' fees (Note 7)	45,511
Registration fees	23,327
Insurance	13,276
Legal fees	40,405
Meetings	4,135
Other	11,633

TOTAL EXPENSES BEFORE REIMBURSEMENT	547,328

Expenses reimbursed by investment manager (Note 5)	(25,789)

TOTAL EXPENSES	521,539

NET INVESTMENT (LOSS)	(408,773)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains on sales of mutual funds (securities of unaffiliated issuers)	2,073,383

Capital gains distributions from mutual funds	524,869

NET REALIZED GAINS ON INVESTMENTS	2,598,252

Change in net unrealized (depreciation) in value of investments	(9,516,432)

NET REALIZED AND UNREALIZED (LOSSES) ON INVESTMENTS	(6,918,180)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($7,326,953)

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(LIQUIDATION BASIS)

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS:	December 31, 2011	December 31, 2010

FROM OPERATIONS:

Net investment (loss)	($408,773)	($58,312)

Net realized gains on investments	2,598,252	3,032,961

Change in net unrealized appreciation (depreciation) in value of investments	(9,516,432)	4,514,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	(7,326,953)	7,489,391

FROM DIVIDENDS TO SHAREHOLDERS (Note 8):

Dividends from net investment income	0	0
Dividends from net realized gains	0	0

TOTAL DIVIDENDS	0	0

FROM CAPITAL SHARES TRANSACTIONS (2011 and 2010 respectively):

Proceeds received for shares sold (83,573 and 137,103 shares)	1,046,171	1,606,801

Net asset value of shares (0 and 0 shares) issued
in reinvestment of dividends	0	0

Paid on redemption of shares (425,368 and 389,510 shares),
including exchanges into Pearl Total Return Fund	(4,847,370)	(4,562,331)

(DECREASE) IN NET ASSETS FROM CAPITAL
SHARES TRANSACTIONS:
(net decrease of 341,795 and of 252,407 shares)	(3,801,199)	(2,955,530)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,128,152)	4,533,861

NET ASSETS:

Beginning of period	45,989,019	41,455,158

End of period (including accumulated undistributed net investment
income (loss), $0 and $0, respectively)	$34,860,867	$45,989,019

See notes to financial statements.

PEARL AGREESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA derived from the		Year ended December 31,									Period July 2, 2001 (inception) through
financial statements:	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	December 31,2001

Net asset value,
beginning of period	$12.88	$10.85	$7.03	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment
Operations

Net investment income (loss)	(0.13)	(0.02)	(0.01)	0.05	0.21	0.35	0.30	0.15	(0.03)	(0.07)	0.06

Net realized and unrealized
gains(losses) on investments	(1.95)	2.05	3.83	(7.98)	2.56	2.63	2.13	2.06	4.40	(1.64)	0.00
Total investment operations	(2.08)	2.03	3.82	(7.93)	2.77	2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 7)

Dividends from net
investment income	None	None	None	(0.05)	(0.21)	(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net
realized capital gains
on investments	None	None	None	None	(2.02)	(1.65)	(2.14)	(1.11)	None	None	(0.10)
Total dividends	0.00	0.00	0.00	(0.05)	(2.24)	(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value,
end of period	$10.80	$12.88	$10.85	$7.03	$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	(16.15%)	18.71%	54.34%	(52.83%)	19.11%	22.10%	18.01%	17.60%	53.36%	(17.27%)	0.60%	**

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(thousands of dollars)	$34,861	$45,989	$41,455	$31,680	$67,944	$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to
average net assets	1.20%	1.20%	0.96%	0.98%	0.97%	0.98%	0.98%	0.98%	0.98%	0.98%	0.96%	*
Ratio of gross expenses to
average net assets	1.28%	1.25%	1.31%	1.16%	1.10%	1.16%	1.24%	1.20%	1.22%	1.31%	2.07%	*
Ratio of net investment income (loss)
to average net assets	-0.96%	-0.14%	-0.09%	0.41%	1.44%	2.45%	2.21%	1.17%	(0.29%)	(0.82%)	1.48%	*
Ratio of total investment income (loss) less
gross expenses to average net assets	-1.02%	-0.20%	-0.44%	0.23%	1.31%	2.26%	1.94%	0.93%	(0.55%)	(1.15%)	0.60%	*
Portfolio turnover (excluding
money market mutual funds)	65%	47%	57%	36%	38%	24%	44%	29%	47%	56%	13%	*

* Annualized
** Annualized

PEARL TOTAL RETURN FUND and
PEARL AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2011 AND 2010

1.
ORGANIZATION.  Pearl Total Return Fund (“PTRF”) and Pearl Aggressive Growth Fund (“PAGF”) (individually the “Fund” and collectively, the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to:  (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); and (3) cash and cash equivalents.

On December 19, 2011 the Trust’s Board of Trustees approved a plan whereby the Pearl Total Return Fund and Pearl Aggressive Growth Fund will cease operations as of September 28, 2012.  After the close of business on September 28, 2012, the Funds will be liquidated and the proceeds distributed to shareholders.

2.
SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund as of 4:00 p.m. Eastern (U.S.) on days the New York Stock Exchange is open.  (b) Securities transactions are accounted for on the trade date.  (c) Dividend income and the Funds' dividends to their shareholders are recorded on the ex-dividend date.  (d) Interest income is recorded on the accrual basis.  (e) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.  (f) All highly liquid investments purchased with an original maturity of three months or less are considered cash equivalents.  Cash and cash equivalents consisted of cash deposits and short-term investments at the dates of these statements.

As a result of the plan to cease operation of the Pearl Total Return Fund and Pearl Aggressive Growth Fund described above, the Funds adopted a liquidation basis of accounting in conformity with U.S. GAAP.  Under the liquidation basis of accounting assets are stated at their net realizable values, and liabilities are stated at their net settlement amount.  No adjustment to the net assets of the Funds was required as a result of the planned liquidation as the investments were already recorded at fair value, and receivables and other assets and liabilities were already recorded at net realizable value.

3.
INCOME TAXES.  Each Fund qualifies and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”).  These requirements include distributing substantially all of its net investment income and net realized gains to shareholders so that the Funds will not be required to pay any federal or state income taxes.  Therefore, the Funds make no provision for income taxes.

As of December 31, 2011, PTRF had a total capital loss carry-forward in the amount of $17,393,118 available to offset future capital gains. There is a $4,458,845 capital loss carry-forward from 2008 that may be used to offset future capital gains through December 31, 2016 or to the date of liquidation, whichever comes first.  There is an additional capital loss carry-forward in the amount of $12,934,273 from 2009 that may be used to offset future capital gains through December 31, 2017 or to the date of liquidation, whichever comes first. In 2011 PTRF used $7,430,090 of the capital loss carry-forward set to expire in 2016 to offset 2011 capital gains.  At December 31, 2011, PTRF had no post-October capital losses.

For Federal tax purposes PTRF’s cost was $68,445,984, including the amounts of all reinvested dividends, as of December 31, 2011; the aggregate gross unrealized appreciation was $4,127,492; and the aggregate gross unrealized depreciation was ($1,144,051); resulting in net unrealized appreciation of $2,983,441.  Certain reclassifications are made to the net assets components.  For the year ended December 31, 2011, undistributed net investment income for PTRF was increased by $431,080 and capital was decreased by the same amount.  These adjustments are primarily due to the reclassification of net operating losses to paid in capital.  The results of operations and net assets were not affected by these adjustments.  PTRF has no undistributed ordinary income or capital gains at December 31, 2011.  There is a total of $17,393,118 in accumulated net realized capital losses at December 31, 2011.

As of December 31, 2011, PAGF had a capital loss carry-forward in the amount of $8,374,489 available to offset future capital gains.  There is a capital loss carry-forward in the amount of $8,374,489 from 2009 that may be used to offset future capital gains through December 31, 2017 or to the date of liquidation, whichever comes first.  In 2011 PAGF used $3,439,858 of the capital loss carry-forward set to expire in 2017, to offset 2011 capital gains.  Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the period ended December 31, 2011, PAGF elected to defer net realized losses of ($841,606) incurred between November 1, 2011 and December 31, 2011.

For Federal tax purposes PAGF’s cost was $37,823,341, including the amounts of all reinvested dividends, as of December 31, 2011; the aggregate gross unrealized appreciation was $305,594; and the aggregate gross unrealized depreciation was ($3,170,197); resulting in net unrealized depreciation of ($2,864,603). Certain reclassifications are made to the net assets components.  For the year ended December 31, 2011, undistributed net investment income for PAGF was increased by $408,773 and capital was decreased by the same amount.  These adjustments are primarily due to the reclassification of net operating losses to paid in capital.  The results of operations and net assets were not affected by these adjustments.  PAGF has no undistributed ordinary income or capital gains at December 31, 2011.  There is a total of $9,216,095 in accumulated net realized capital losses at December 31, 2011.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return.  As of December 31, 2011, Management of the Funds has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.  The Funds have not recorded any liability for material unrecognized tax benefits as of December 31, 2011.  It is the Funds’ policy to recognize accrued interest and penalties related to uncertain benefits in income taxes as appropriate.  The Funds recognized no interest or penalties related to uncertain tax positions in 2011.

The Funds file U.S., Iowa, and Massachusetts tax returns.  No tax returns are currently under examination.  The statute of limitations on the Funds' tax returns remains open for the years ended December 31, 2008 through December 31, 2011.

4.
INVESTMENT TRANSACTIONS.  PTRF's cost of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $34,870,653 and $54,711,708, respectively, for 2011.  Purchases include reinvestments of dividends.

PAGF's cost of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $27,387,510 and $31,811,530, respectively, for 2011.  Purchases include reinvestments of dividends.

5.
INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES.  Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities.  The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares.  The Manager's combined fees are at the annual rate of 0.81% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.72% of each Fund’s net assets in excess of $30,000,000 and up to $100,000,000; and 0.48% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager.  Through December 31, 2009, each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) could not exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000.  The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

Effective January 1, 2010, the Funds’ Board of Trustees approved an increase to the expense limit of both Funds to 1.20% of each Fund’s average net assets.  At the same time, Pearl Management Company reduced its administrative services fee by 5 basis points, or 0.05%, to help keep the Funds’ expenses down.

The Manager can recoup the expenses listed below only if the Funds’ total operating expenses, including the recoupment, do not exceed the expense limit for the year when recoupment occurs.  Also, any recoupment of expenses reimbursed for 2009 or any prior year will be allowed only if the Fund’s total operating expenses for the year when recoupment occurs, including the recoupment, do not exceed 0.98% of the Fund’s average net assets.

For 2011, expenses totaling $10,013 were reimbursed by the Manager beyond the expense limit for PTRF.  Under the expense reimbursement agreement with PTRF, at December 31, 2011 the Manager may recoup a net total of $470,490 of reimbursed expenses from PTRF in the future, up through the date of liquidation, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses.  The net total expenses that may be recouped by the Manager for the past five years are:   $100,501 for 2007, $146,305 for 2008, $202,689 for 2009, $10,982 for 2010, and $10,013 for 2011.

For 2011, expenses totaling $25,789 were reimbursed by the Manager beyond the expense limit for PAGF.  Under the expense reimbursement agreement with PAGF, at December 31, 2011 the Manager may recoup a net total of $346,579 of reimbursed expenses from PAGF in the future, up through the date of liquidation, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses.  The net total expenses that may be recouped by the Manager for the past five years are:  $76,425 for 2007, $99,027 for 2008, $118,969 for 2009, $26,369 for 2010, and $25,789 for 2011.

6.
OWNERSHIP OF FUND SHARES.  The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 5.64% of PTRF's outstanding shares, with a net asset value of $4,004,818, as of December 31, 2011.

The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 7.45% of PAGF's outstanding shares, with a net asset value of $2,596,963, as of December 31, 2011.

7.
COMPENSATION.  Two interested Trustees (Robert H. Solt and David M. Stanley) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds.  The Funds’ five Trustees who are not affiliated with the Manager are John W. Axel, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein.  The Trustees not affiliated with the Manager received fees from the Funds of $131,000 for 2011 and $121,000 for 2010.

8.	DIVIDENDS. For 2011, PTRF paid no income dividend as PTRF had a net investment loss. For 2010, PTRF paid no income dividend as PTRF had a net investment loss.

For 2011, PAGF paid no income dividend as PAGF had a net investment loss. For 2010, PAGF paid no income dividend as PAGF had a net investment loss.

9.
FAIR VALUE MEASUREMENTS.  In accordance with Accounting Standards Codification 820 Fair Value Measurement and Disclosure (“ASC 820”), fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants could use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

●	Level 1 - quoted prices in active markets for identical investments
●	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
●	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the twelve months ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ investments carried at fair value:

VALUATION INPUTS	PTRF	PAGF

Level 1 - Quoted Prices (A)	$71,429,425	$34,958,737
Level 2 - Other Significant Observable Inputs	--	--
Level 3 - Significant Unobservable Inputs	--	--

TOTAL	$71,429,425	$34,958,737

	(A)	See Statements of Net Assets for further description of the Funds’ investments at December 31, 2011.

10.	The Funds have assessed subsequent events through the date the financial statements were available to be issued, and has determined there were no subsequent events.

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer (the "Code").

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendments to the provisions of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is incorporated by reference to Exhibit (a)(1) of Registrant’s Form N-CSR, Investment Company Act file number 811-10261 (filed on March 8, 2010).

Item 3. Audit Committee Financial Expert.

Registrant's board of directors has determined that David L. Evans, a member of its audit committee, qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR.  Mr. Evans is an independent trustee.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees
$66,673 and $92,911 are the aggregate fees billed for the 2010 and 2011 fiscal years, respectively, for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)           Audit-Related Fees
There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “investment adviser”) that are reasonably related to the performance of the audit of the registrant’s financial statements, are not reported under paragraph (a) of this Item 4 and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(c)           Tax Fees
There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning and were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(d)           All Other Fees
$8,000 and $8,000 are the aggregate fees billed for the 2010 and 2011 fiscal years, respectively, for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of this Item 4.  Services for all other fees include the review of the semi-annual report for conformity with accounting principles generally accepted in the United States of America and SEC regulations.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser, other than the services reported in paragraphs (a)-(c) of this Item 4, that were required to be pre-approved by the audit committee as described in paragraph (e)(1) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenue paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for services where the nature of the services provided have a direct impact on the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

     (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  No fees were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) $8,000 and $8,000 are the aggregate non-audit fees billed for the 2010 and 2011 fiscal years, respectively, for services rendered by the principal accountant to the registrant.  There were no non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)  The Schedule of Investments in securities of unaffiliated issuers is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)
The Code (as referenced in Item 2 above) is hereby incorporated by reference to the Exhibit (a)(1) captioned “Pearl Mutual Funds Code of Ethics for Principal Executive and Senior Financial Officers” that was filed with the Registrant’s Form N-CSR, Investment Company Act file number 811-10261 on March 8, 2010.

	(2)	Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibit (a)(2)(i)
(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Richard R. Phillips
Richard R. Phillips
President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer

Date:	March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard R. Phillips
Richard R. Phillips
President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer

Date:	March 8, 2012